Exhibit 99.2

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons:

•	Name

•	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Executive Officers of Telemar

All of the following persons are citizens of the Federative Republic of Brazil, except Francis James Leahy Meaney, who is a citizen of Ireland.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Francisco Tosta Valim Filho	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.

Chief Executive Officer, Telemar

Chief Executive Officer, Oi

Chief Executive Officer, Dommo Empreendimentos Imobiliários S.A.

Chief Executive Officer, Tele Norte Celular Participações S.A.

Chief Executive Officer, TNL PCS S.A.

Chief Executive Officer, 14 Brasil Telecom Celular S.A.

Alex Waldemar Zornig	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.

Chief Financial Officer, Telemar

Investor Relations Officer and Executive Officer, Oi

Member of the Board of Directors, Chief Financial Officer and Investor Relations Officer, Tele Norte Celular Participações S.A.

Chief Financial Officer, 14Brasil Telecom S.A.

Executive Officer, TNL PCS S.A.

Investor Relations Officer and Executive Officer, Dommo Empreendimentos Imobiliários S.A.

Tarso Rebello Dias	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.

Executive Officer, Telemar

Executive Officer, Oi

Vice President Executive Officer, Dommo Empreendimentos Imobiliários S.A.

Member of the Board of Directors and

Executive Officer, Tele Norte Celular Participações S.A.

Executive Officer, 14 Brasil Telecom S.A.

Executive Officer, TNL PCS S.A.

Francis James Leahy Meaney	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.	Executive Officer, Telemar Executive Officer, Oi Member of the Board of Directors, Dommo Empreendimentos Imobiliários S.A. Executive Officer, TNL PCS S.A. Executive Officer, 14 Brasil Telecom S.A.

João de Deus Pinheiro de Macêdo	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.

Executive Officer , Telemar

Executive Officer, Oi

Member of the Board of Directors, Dommo Empreendimentos Imobiliários S.A.

Executive Officer, TNL PCS S.A.

Executive Officer, 14 Brasil Telecom Celular S.A.

Julio Cesar Fonseca	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.

Executive Officer, Telemar

Executive Officer, Oi

Member of the Board of Directors, Dommo Empreendimentos Imobiliários S.A.

Executive Officer, TNL PCS S.A.

Executive Officer, 14 Brasil Telecom Celular S.A.

Eurico de Jesus Teles Neto	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.	Executive Officer, Telemar Executive Officer, Oi Executive Officer, TNL PCS S.A. Executive Officer, 14 Brasil Telecom Celular S.A.

Pedro dos Santos Ripper	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.	Executive Officer, Telemar Executive Officer, Oi Executive Officer, 14 Brasil Telecom Celular S.A. Executive Officer, TNL PCS S.A.

Bayard de Paoli Gontijo	Rua Humberto de Campos, 425/8° andar-Leblon, 22430-190, Rio de Janeiro – RJ, Brazil.	Executive Officer, Telemar Executive Officer, Oi Executive Officer, TNL PCS S.A. Executive Officer, 14 Brasil Telecom Celular S.A.

Directors and Executive Officers of Oi

All of the following persons are citizens of the Federative Republic of Brazil, except Francis James Leahy Meaney, who is a citizen of Ireland and Zeinal Abedin Mahomed Bava, who is a citizen of Portugal.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
José Augusto da Gama Figueira	Praia de Botafogo 300, 11th floor, sala 1101 (parte) 22250-040, Rio de Janeiro, RJ, Brazil

Member of the Board of Directors, TmarPart

Chief Executive Officer and Director, Valverde

Alternate Member of the Board of Directors, Oi S.A.

Alternate Member of the Board of Directors, Dommo Empreendimentos Imobiliários S.A.Alternate Member of the Board of Directors, Tele Norte Celular Participações S.A.

Zeinal Abedin Mahomed Bava	Rua Borges de Medeiros, 633, cj 301, Lagoa, Rio de Janeiro/RJ, Brazil

Member of the Board of Directors, TmarPart

Member of the Board of Directors, Oi

Chief Executive Officer and Executive Member of the Board of Directors of Portugal Telecom

Chief Executive Officer and Chairman of the Board of Directors of PT Comunicações and TMN

Luís Miguel da Fonseca Pacheco de Melo	Rua Borges de Medeiros, 633, conjunto 301, CEP 22430-041, Rio de Janeiro, RJ	Alternate Member of Board of Directors, Oi Chief Financial Officer and Executive Member of the Board of Directors of Portugal telecom, SGPS S.A

Shakhaf Wine	Rua Borges de Medeiros, 633, cj 301, Lagoa, Rio de Janeiro/RJ, Brazil

Alternate Member of Board of Directors, TmarPart

Member of the Board of Directors, Oi

Executive Director, Portugal Telecom, SGPS, S.A.

President of the Board of Directors of Bratel Brasil S.A.

Member of the Board of

Directors, Contax Participações S.A.

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.

Abilio Cesário Lopes Martins	Rua Borges de Medeiros, 633, cj 301, Lagoa, Rio de Janeiro/RJ, Brazil	Manager of the Corporate Communications Department of Portugal Telecom Executive Member of the Boards of PT Portugal, PT Comunicações and TMN Alternate Member of the Board of Directors, Oi

Armando Galhardo Nunes Guerra Jr	Av. Contorno, 8080 – Bairro Lourdes – Belo Horizonte – MG, Brazil

Executive Officer, TmarPart

Member of the Board of Directors, Oi

Member of the Board of Directors, Cosipar – Cia Siderúrgica do Pará

Member of the Board of Directors, Kepler Weber S.A.

Member of the Board of Directors, MASB – Desenvolvimento Imobiliário S.A.

Member of the Board of Directors, ESTRE Ambiental S.A.

Member of the Board of Directors, Contax Participações S.A.

Paulo Márcio de Oliveira Monteiro	Av. Contorno, 8080 – Bairro Lourdes – Belo Horizonte – MG, Brazil

Financial Manager of Andrade Gutierrez Concessões S.A

Alternate Member of the Board of Directors of Companhia Energética de Minas Gerais – CEMIG

Alternate Member of the Board of Directors of CCR S.A.

Alternate Member of the Board of Directors, Oi

Sergio Franklin Quintella	Praia de Botafogo 190, 12th floor, sala 1101 (parte) 22250-040, Rio de Janeiro, RJ, Brazil	Member of the Board of Directors of Petróleo Brasileiro S.A. – Petrobrás Member of Conselho Técnico of Confederação Nacional do Comércio Member of the Board of Directors, Oi

Bruno Gonçalves Siqueira	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil	Accounting Analyst of Andrade Gutierrez Concessões S/A, Alternate member of the Fiscal Council of Contax Participações S.A Alternate Member of the Board of Directors, Oi

Renato Torres de Faria	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil

Alternate Member of Board of Directors, TmarPart

Member of the Board of Directors, Oi

Chief Financial Officer and Investor Relations Officer, Andrade Gutierrez Concessões S.A.

Superintendent officer and member of the board of directors of Domino Holdings S.A.

Chief Executive Officer, Water Port S.A.

Member of the board of directors, Concessões Rodoviárias S.A. – CCR

Carlos Fernando Horta Bretas	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil	Project Manager of Andrade Gutierrez Concessões S/A Alternate Member of the Board of Directors, Oi

Rafael Cardoso Cordeiro	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Member of the Board of Directors, Oi

Gerente financeiro da Andrade Gutierrez Concessões S/A

Member of Board of Directors, Water Port S/A

Member of Board of Directors, Companhia Energética de Minas Gerais – CEMIG

André Sant’Anna Valladares de Andrade	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil	Project Analyst of Andrade Gutierrez Concessões S/A Alternate Member of the Board of Directors, Oi

Fernando Magalhães Portella	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Alternate Member of Board of Directors, TmarPart

Member of the Board of Directors, Oi

Chief Executive Officer, Jereissati Participacões S.A.

Member of Board of Directors, Iguatemi Empresa de Shopping Center S.A.

Carlos Jereissati	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.	Alternate Member of Board of Directors, TmarPart Alternate Member of the Board of Directors, Oi Chief Executive Officer, Iguatemi Empresa de Shopping Centers – IESC Member of the Board of

Directors, Jereissati Participações S.A. Member of the Board of Directors, LF Tel S.A. Member of the Board of Directors, Jereissati Telecom S.A. Member of the Board of Directors, CTX Participações S.A. Member of the Board of Directors, Contax Participações S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Member of the Board of Directors, Oi

Alternate Member of the Board of

Directors, Tele Norte Celular Participações S.A.

Chief Financial Officer and Investor Relations Officer, LF Tel S.A.

Chief Financial Officer and Investor Relations Officer, Jereissati Telecom S.A.

Vice President, EDSP75 Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Member of the Board of Directors, TmarPart

Alternate Director, Oi

Chairman of the Board of Directors, Iguatemi Empresas de Shopping Centers S.A.

Chairman of the Board of Directors, Jereissati Telecom S.A.

Chairman of the Board of Directors, LF Tel S.A.

Chairman of the Board of Directors, Jereissati Participações S.A.

Pedro Jereissati	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Chief Executive Officer and Investor Relations Officer and Director, TmarPart

Director, Oi

Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer and Director, Jereissati Telecom S.A.

Chief Executive Officer and Director, EDSP75 Participações S.A.

Chief Executive Officer and Director, LF Tel S.A.

Member of the Board of

Directors, Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of

Directors, Jereissati Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Cristina Anne Betts	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.	Financial Vice President of Iguatemi Empresa de Shopping Centers S.A. Alternate Member of the Board of Directors, Oi

Cristiano Yazbek Pereira	Rua Angelina Maffei Vita nº. 200 – 10º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.	Corporate Strategy Manager of Jereissati Participações S.A. Member of the Board of Directors of Contax Participações S.A. Member of the Board of Directors, Oi

Erika Jereissati Zullo	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.	Retail Vice-President of Iguatemi Empresa de Shopping Centers S.A. Alternate member of the Board of Abrasce – Associação Brasileira de Shopping Center S.A. Alternate Director, Oi

Fernando Marques dos Santos	Avenida República do Chile, nº 100 – 21º andar, centro, Rio de Janeiro/RJ, Brazil	Human Resources Director of BNDES Member of the Board of Directors, Oi

Laura Bedeschi Rego de Mattos	Avenida República do Chile, nº 100 – 13º andar, centro, Rio de Janeiro/RJ, Brazil

Head of Investments and Stock Portfolio Department of BNDESPAR

Alternate Member of the Board of

Directors of VALEPAR S/A

Alternate Member of the Board of

Directors of América Latina Logística S/A

Alternate Member of the Board of

Directors of Fibria Celulose S/A.

Alternate Member of the Board of Directors, Oi

José Valdir Ribeiro dos Reis	SBS Ed. Casa de São Paulo – Térreo – Brasília/DF – CEP: 70078-900, Brazil	CEO and Member of the Board of Directors of COOPERFORTE – Cooperativa de Economia e Crédito Mútuo dos Funcionários de Instituições Financeiras Públicas Federais Member of the Board of Directors, Oi

Luciana Freitas Rodrigues	Praia de Botafogo 501, 4th floor, sala 1101 (parte) 22250-040, Rio de Janeiro, RJ, Brazil	Core Manager of PREVI – Caixa de Previdência dos Funcionários do Banco do Brasil Member of the Board of Directors of VALEPAR S/A Alternate Member of the Board of Directors, Oi

Carlos Fernando Costa	Rua do Ouvidor, 98 – 9º andar – Centro – Rio de Janeiro – 20040-030, Brazil

Director of Investments of Petros

Member of the Board of

Directors, Invepar – Investimentos e Participações em Infraestrutura S.A.

Member of the Board of

Directors, Log-in Logística S.A.

Alternate Member of the Board of

Directors, Lupatech S/A

Member of the Board of Directors, Oi

Armando Ramos Tripodi	Avenida República do Chile, 65 –23º andar – Centro – Rio de Janeiro – RJ – CEP 20031-912, Brazil	Presidente Chief of Staff of Petrobrás Member of the Board of Fundação PETROS Alternate Member of the Board of Directors, Oi

Carlos Augusto Borges	SCN, Quadra 02, Bloco “A”, Edifício Corporate Financial Center – 11° andar	Member of Board of Directors, TmarPart Member of the Board of Directors, Oi Member of Board of Directors, Valepar S.A. Office of Participações Societárias e Imobiliárias da FUNCEF

Alcinei Cardoso Rodrigues	SCN, Quadra 02 – Bloco A – 11º andar Ed. Corporate Financial Center Brasilia – DF – CEP 70712-900, Brazil	Coordinator of Investments and Stock Portfolio Department of Funcef Alternate Member of the Board of Directors, Oi

João Carlos de Almeida Gaspar	Rua Joaquim Floriano, nº. 100 – conj. 191 – Itaim Bibi, 04534-000, São Paulo – SP, Brazil	Member of the Board of Directors, Oi

Antonio Cardoso dos Santos	SQS, nº 112 – Bloco C – apto. 602, 70375-030, Brasília – DF, Brazil	Alternate Member of the Board of Directors, Oi

Francisco Tosta Valim Filho	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil

Chief Executive Officer, Telemar

Chief Executive Officer, Oi

Chief Executive Officer, Tele Norte Celular Participações S.A.

Chief Executive Officer, TNL PCS S.A.

Chief Executive Officer, 14 Brasil Telecom S.A.

Alex Waldemar Zornig	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil

Chief Financial Officer , Telemar

Chief Financial Officer and Executive Officer, Oi

Member of the Board of Directors, Chief Financial Officer and Investor Relations Officer, Tele Norte Celular Participações S.A.

Chief Financial Officer, 14Brasil Telecom S.A.

Executive Officer, TNL PCS S.A.

Francis James Leahy Meaney	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Executive Officer and Director, Telemar Executive Officer, Oi

Tarso Rebello Dias	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Executive Officer, Telemar Executive Officer, Oi

Pedro dos Santos Ripper	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Executive Officer, Oi

Júlio Cesar Fonseca	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Director, Telemar Executive Officer, Oi

Eurico de Jesus Teles Neto	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Alternate Director, Telemar Executive Officer, Oi

João de Deus Pinheiro de Macêdo	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Director, Telemar Executive Officer, Oi

Bayard de Paoli Gontijo	Rua Humberto de Campos, 425/8° andar - Leblon, 22430-190, Rio de Janeiro – RJ, Brazil	Executive Officer, Oi

Directors and Executive Officers of TmarPart

All of the following persons are citizens of the Federative Republic of Brazil, except for Zeinal Abedin Mahomed Bava and Pedro Guimaraes e Melo de Oliveira Guterres, who are citizens of Portugal.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Otávio Marques de Azevedo	Rua Doutor Geraldo Campos Moreira nº. 375 – 9º andar, Brooklin Novo, 04571-020, São Paulo/SP, Brazil.

Chairman of the Board of Directors, TmarPart, Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer of Andrade Gutierrez Telecomunicações LTDA

Chief Executive Officer of AG Telecom Participações S.A.

Chief Executive Officer, Pasa Participações S.A.

Alternate Member of the board of directors, Tele Norte Celular Participações S.A.

Chief Executive Officer, Andrade Gutierrez S/A

Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Member of the Board of Directors, TmarPart

Alternate Member of the Board of Directors, Oi

Chairman of the Board of Directors, Iguatemi Empresas de Shopping Centers S.A.

Chairman of the Board of Directors, Jereissati Telecom S.A.

Chairman of the Board of Directors, LF Tel S.A.

Chairman of the Board of Directors, Jereissati Participações S.A.

Pedro Jereissati	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Chief Executive Officer and Investor Relations Officer and Director, TmarPart

Member of the Board of the Directors, Oi

Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer and Director, Jereissati Telecom S.A.

Chief Executive Officer and Director, EDSP75 Participações S.A.

Chief Executive Officer and Director, LF Tel S.A.

Member of the Board of

Directors, Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of

Directors, Jereissati Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

José Augusto da Gama Figueira	Praia de Botafogo 300, 11th floor, sala 1101 (parte) 22250-040, Rio de Janeiro, RJ, Brazil

Member of the Board of Directors, TmarPart

Chief Executive Officer and Director, Valverde

Alternate Member of the Board of Directors, Oi S.A.

Alternate Member of the Board of Directors, Dommo Empreendimentos Imobiliários S.A.

Alternate Member of the Board of Directors, Tele Norte Celular Participações S.A.

Odali Dias Cardoso	Av. Borges de Medeiros, 829, Lagoa – Rio de Janeiro/RJ, Brazil	Member of the Board of Directors, TmarPart President da Associação Atlética Banco do Brasil (AABB – Rio de Janeiro)

Zeinal Abedin Mahomed Bava	Rua Borges de Medeiros, 633, cj 301, Lagoa, Rio de Janeiro/RJ, Brazil

Member of the Board of Directors, TmarPart

Member of the Board of Directors, Oi

Chief Executive Officer and Executive Member of the Board of Directors of Portugal Telecom

Chief Executive Officer and Chairman of the Board of Directors of PT Comunicações and TMN

Ivan Ribeiro de Oliveira	Alameda da Serra, nº. 400, 5º andar, Vila da Serra, Nova Lima/MG, Brazil.	Alternate Member of the Board of Directors, TmarPart Chief Executive Officer, Axxiom Soluções Tecnológicas S.A.

Emilio Garofalo Filho	Esplanada dos Ministérios, Bloco J – 7° andar, sala 700 – Brasília/DF, Brazil.	Executive Secretary of CAMEX – Câmara de Comércio Exterior Member of the Board of Directors, TmarPart

Alexandre Jereissati Legey	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Director, Oi

Alternate Member of the Board of

Directors, Tele Norte Celular Participações S.A.

Chief Financial Officer and Investor Relations Officer, LF Tel S.A.

Chief Financial Officer and Investor Relations Officer, Jereissati Telecom S.A.

Vice President, EDSP75 Participações S.A.

Member of the Board of

Directors, Contax Participações S.A.

Member of the Board of

Directors, CTX Participações S.A.

Carlos Jereissati	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.	Alternate Member of Board of Directors, TmarPart Alternate Director, Oi Chief Executive Officer, Iguatemi Empresa de Shopping Centers – IESC Member of the Board of

Directors, Jereissati Participações S.A. Member of the Board of

Directors, LF Tel S.A.

Member of the Board of Directors, Jereissati Telecom S.A. Member of the Board of Directors, CTX Participações S.A. Member of the Board of Directors, Contax Participações S.A.

José Mauro Mettrau Carneiro da Cunha	Praia de Botafogo 300, 11th floor, sala 1101 (parte) 22250-040, Rio de Janeiro, RJ, Brazil

Member of Board of Directors, TmarPart

Member of the Board of

Directors, Log-in alifórni Intermodal S/A

Member of the Board of

Directors, Lupatech S/A

Chairman of the Member of the Board of Directors, Telemar Norte Leste S.A.

Chairman of the Member of the Board of Directors, Oi S.A.

Chairman of the Member of the Board of Directors, Tele Norte Celular Participações S.A.

Chairman of the Member of the Board of Directors, TNL PCS S.A.

Chairman of the Member of the Board of Directors, Dommo Empreendimentos Imobiliários S.A.

Armando de Santi Filho	Av. Padre Pereira de Andrade, 545, ap. 92 B, Boacava, São Paulo/SP – Brazil	Alternate Member of the Board of Directors, TmarPart Executive Officer, ASF Consultoria Ltda.

Shakhaf Wine	Rua Borges de Medeiros, 633, cj 301, Lagoa, Rio de Janeiro/RJ, Brazil

Alternate Member of Board of Directors, TmarPart

Member of the Board of Directors, Oi

Executive Director, Portugal Telecom, SGPS, S.A.

President of the Board of Directors of Bratel Brasil S.A.

Member of the Board of

Directors, Contax Participações S.A.

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.

Maurício Marcellini Pereira	SCN, Quadra 02, Bloco “A”, Edifício Corporate Financial Center – 13° andar. Brasília/DF, CEP: 70.712-910, Brazil	Investments Manager of Funcef – Fundação dos Economiários Federais Member of Board of Directors, TmarPart

Luis Carlos Fernandes Afonso	Rua do Ouvidor, 98/9 andar, Centro, Rio de Janeiro, Brazil

Member of Board of Directors, TmarPart

Chief Executive Officer, Fundação Petrobrás de Seguridade Social – PETROS

Member of Board of Directors, Perdigão Agro-Industrial S.A.

Member of Board of Directors, BRF – Brasil Foods S/A

Member of Board of Directors, Iguatemi Empresa de Shopping Center S.A.

Member of Board of Directors, Indústrias Romi

Renato Torres de Faria	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil

Alternate Member of Board of Directors, TmarPart

Member of the Board of Directors, Oi

Chief Financial Officer and Investor Relations Officer, Andrade Gutierrez Concessões S.A.

Superintendent officer and member of the board of directors of Domino Holdings S.A.

Chief Executive Officer, Water Port S.A.

Member of the board of directors, Concessões Rodoviárias S.A. – CCR

Rafael Cardoso Cordeiro	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil

Alternate Member of Board of Directors, TmarPart

Executive Officer, Valverde

Member of the Board of Directors, Oi

Gerente financeiro da Andrade Gutierrez Concessões S/A

Member of Board of Directors, Water Port S/A

Member of Board of Directors, Companhia Energética de Minas Gerais – CEMIG

Ricardo Coutinho de Sena	Av. do Contorno, 8123 – Bairro: Cidade Jardim – CEP: 30110-937 – Belo Horizonte – MG, Brazil

Member of Board of Directors, TmarPart

Chief Executive Officer and Director, Andrade Gutierrez Concessões S.A.

Member of Board of Directors, CCR S.A.

Member of Board of Directors, QUIPORT – Concessionária do Aeroporto Internacional de Quito – Equador

Member of Board of Directors, Domino Holdings S.A.

Member of Board of Directors, Companhia Energética de Minas Gerais - CEMIG

Fernando Magalhães Portella	Rua Angelina Maffei Vita nº. 200 – 9º andar, Jardim Paulistano, 01489-900, São Paulo/SP, Brazil.

Alternate Member of Board of Directors, TmarPart

Member of the Board of Directors, Oi

Chief Executive Officer, Jereissati Participacões S.A.

Member of Board of Directors, Iguatemi Empresa de Shopping Center S.A.

Rafael Pires de Sousa	SCN, Quadra 02, Bloco “A”, Edifício Corporate Financial Center – 12° andar, Brasília/DF, CEP: 70.712-910, Brazil	Human Resources Manager of Funcef Alternate Member of Board of Directors, TmarPart

Diego Hernandes	Av. Republica do Chile nº. 65, sala 702 – Centro, Rio de Janeiro – RJ – Brazil	Human Resources Executive Manager of Petros Alternate Member of Board of Directors, TmarPart

Pedro Guimaraes e Melo de Oliveira Guterres	Rua Borges de Medeiros, 633, conjunto 301, CEP 22430-041, Rio de Janeiro, RJ, Brazil	Executive Officer, TmarPart Member of Board of Directors, Portugal Telecom Brasil S.A.

Armando Galhardo Nunes Guerra Junior	Av. Contorno, 8080 – Bairro Lourdes – Belo Horizonte – MG, Brazil

Executive Officer, TmarPart

Member of the Board of Directors, Oi

Member of the Board of Directors, Cosipar – Cia Siderúrgica do Pará

Member of the Board of Directors, Kepler Weber S.A.

Member of the Board of Directors, MASB – Desenvolvimento Imobiliário S.A.

Member of the Board of Directors, ESTRE Ambiental S.A.

Member of the Board of Directors, Contax Participações S.A.

Renato Sobral Pires Chaves	Praia de Botafogo, n° 300 – 11° andar, Botafogo, 22250-040, Rio de Janeiro/RJ, Brazil	Executive Officer, TmarPart